                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                     Pegasus Capital Advisors IV, L.P.

Address:                                  C/O Pegasus Capital Advisors, L.P.
                                          99 River Road
                                          Cos Cob, CT 06807

Date of Event Requiring Statement:        03/24/15

Name:                                     Pegasus Capital Advisors IV GP, L.L.C.

Address:                                  C/O Pegasus Capital Advisors, L.P.
                                          99 River Road
                                          Cos Cob, CT 06807

Date of Event Requiring Statement:        03/24/15

Name:                                     Pegasus Partners IV, L.P.

Address:                                  C/O Pegasus Capital Advisors, L.P.
                                          99 River Road
                                          Cos Cob, CT 06807

Date of Event Requiring Statement:        03/24/15